JENNISON SMALL COMPANY FUND, INC.

Supplement dated December 1, 2008 to the Prospectus dated December 1, 2008

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Effective on or about December 10, 2008, the Fund's Board of Directors approved the resumption of the Fund's sales of shares to all investors.

As of the close of business on April 27, 2007, the Fund closed to most new investors, subject to certain exceptions and as of the close of business on October 19, 2007, the Fund implemented additional restrictions on purchases of Fund shares by new investors.

Generally, shareholders who were invested in the Fund as of the close of business on October 19, 2007, may continue to make additional investments in the Fund by subsequent purchases (including automatic investment plans), exchanges and dividend or capital gains reinvestments. Such shareholders include, but are not limited to, shareholders who own Fund shares in omnibus accounts, certain group retirement plans and certain wrap programs.

Investors (including investors who may purchase Fund shares in omnibus accounts, certain group retirement plans and certain wrap programs) who did not own shares of the Fund as of October 19, 2007 generally cannot buy shares of the Fund, except that the following new investors may purchase Fund shares:
•	Eligible investors who are exercising their one-time 90-day repurchase privilege in the Fund.
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Members of the Fund's investment team, upon prior approval by the senior management teams of Prudential Investments LLC ("PI"), the Fund's Manager, and Jennison Associates LLC ("Jennison"). PI and Jennison encourage their employees, particularly members of the Fund's investment team, to own shares of the Fund.

•

Investors who participate in certain group retirement plans and wrap programs that offered the Fund as an investment option or were permitted to offer the Fund as an investment option after October 19, 2007 and such plan continues to offer the Fund as an option after October 19, 2007.

As always, the Fund reserves the right to refuse any purchase order that might disrupt management of the Fund. Investors may be required to demonstrate eligibility to buy shares of the Fund before a purchase order is accepted.

LR00256